Exhibit 99.1

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FIELDSTONE INVESTMENT CORPORATION AND SUBSIDIARIES

Securitization Program Update - Non-GAAP Financial Measures

Regulation G Reconciliations

May 2006

Core income from continuing operations before income taxes, core net income, core earnings per share (diluted) and core book value per share:

Core income from continuing operations before income taxes, core net income, core earnings per share (diluted) and core book value per share appearing in the May 2006 presentation, "Securitization Program Update," are a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core income from continuing operations before income taxes, core net income, core earnings per share (diluted) and core book value per share provide useful information to investors because these measures exclude the non-cash mark to market gains or losses on interest rate swap and cap agreements.  The following table is a reconciliation of income from continuing operations before income taxes, net income and earnings per share (diluted) in the consolidated statements of operations and book value per share, presented in accordance with GAAP, to core income from continuing operations before income taxes, core net income, core earnings per share (diluted) and core book value per share.  The presentation of these core financial measures is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

	Three Months Ended
(Dollars in thousands, except share and per share data)	March 31, 2006	December 31, 2005
Core income from continuing operations before income taxes and core net income:
Income before income taxes	$13,844	9,232
Less: Mark to market (gain) loss on portfolio derivatives included in “Other income (expense) - portfolio derivatives”
Mark to market - interest rate swaps	(1,894)	7,172
Less: Amortization of interest rate swap buydown payments	(867)	(531)
Core income from continuing operations before income taxes	11,083	15,873
Income tax benefit	729	1,391
Discontinued operations, net of income tax	(1,645)	162
Core net income	$10,167	17,426

Core earnings per share:
Net income	$12,928	10,785
Less: Dividends on unvested restricted stock	(78)	(157)
Income available to common shareholders	12,850	10,628
Less: Mark to market (gain) loss on portfolio derivatives	(1,894)	7,172
Amortization of interest rate swap buydown payments	(867)	(531)
Core net income available to common shareholders	$10,089	17,269

Earnings per share - diluted	$0.27	0.22
Core earnings per share - diluted	$0.21	0.36

Diluted weighted average common shares outstanding	48,273,985	48,429,693

Core book value per share:
Equity at end of period	$516,858	526,643
Less: Cumulative mark to market (gain) loss on portfolio derivatives	(28,007)	(26,113)
Amortization of interest rate swap buydown payments	(1,622)	(755)
Core equity at end of period	$487,229	499,775

Book value per share	$10.65	10.86
Core book value per share	$10.04	10.30

Shares outstanding at period end	48,536,485	48,513,985

Core net interest income after provision for loan losses:

Core net interest income after provision for loan losses appearing in the May 2006, presentation, "Securitization Program Update," is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core net interest income after provision for loan losses provides useful information to investors because this measure includes the effect of the net cash settlements on the existing interest rate swap and cap agreements economically hedging the variable rate debt financing the portfolio of mortgage loans and the net cash settlements incurred or paid to terminate those derivatives prior to maturity.  Core net interest income after provision for loan losses does not include the net cash settlements incurred or paid to terminate swaps or caps related to loans ultimately sold. The following table is a reconciliation of net interest income after provision for loan losses in the consolidated statements of operations, presented in accordance with GAAP, to core net interest income after provision for loan losses. The presentation of core net interest income after provision for loan losses is not meant to be considered in isolation or as a substitute for GAAP.

	Three Months Ended
(Dollars in thousands)	March 31, 2006	December 31, 2005
Net interest income after provision for loan losses	$24,800	27,707
Plus: Net cash settlements received (paid) on portfolio derivatives included in “Other income (expense) - portfolio derivatives”	10,264	14,101
Less: Amortization of interest rate swap buydown payments	(867)	(531)
Core net interest income after provision for loan losses	$34,197	41,277

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Securitization Program Update

May 2006

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www.FieldstoneInvestment.com

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Disclaimer

FORWARD-LOOKING STATEMENTS

This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement or change aspects of its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes and levels of origination costs; (iv) continued availability of credit facilities for the liquidity we need to support our origination of mortgage loans; (v) the ability to sell or securitize mortgage loans on favorable economic terms; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and Exchange Commission. These statements are made as of the date of this presentation, and Fieldstone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

REGULATION G DISCLOSURES

Information on core income from continuing operations before income taxes, core net income, core earnings per share (diluted), core net interest income after provision, and core book value per share appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.”  Management believes the core financial measures are useful because they include the current period effects of Fieldstone’s economic hedging program but exclude the non-cash mark to market derivative value changes. The portion of the non-cash mark to market amounts excluded from the core financial measures, that ultimately will be a component of future core financial measures, depends on the level of actual interest rates in the future. As required by Regulation G, a reconciliation of each of these core financial measures to the most directly comparable measure under GAAP is included in this presentation.

Table of Contents

I.	Introduction to Fieldstone

II.	Product Summary

III.	Underwriting Summary

IV.	Fieldstone Program Performance to Date

Appendix A:

• Culture & Management

Appendix B:

• Underwriting Matrices

Appendix C:

• Interest Only Loans Appendix

Appendix D:

• Regulation G Reconciliations

I.      Introduction to Fieldstone

About Fieldstone

•                  Fieldstone Investment Corporation is a public residential mortgage REIT headquartered in Columbia, MD (NASDAQ: FICC)

•                  Based on its track record of originating and selling investment quality non-conforming mortgage loan pools, Fieldstone:

•                  Elected to be taxed as a REIT in the fourth quarter of 2003 and

•                  Built a residential mortgage portfolio that totaled $5.5 billion as of 3/31/06

•                  Fieldstone match-funds its portfolio to term via the MBS market

•                  Fieldstone employs a hybrid business model that accommodates both building a REIT portfolio and selling whole loans through a Taxable REIT Subsidiary

[GRAPHIC]

Fieldstone Timeline

•                  June 1995 – Founded by Michael Sonnenfeld (President and CEO) to buy closed, nonconforming credit loans

•                  March 1996 – Transitioned strategy from purchasing closed loans to originating loans through wholesale brokers

•                  2000 – Acquired two conforming originators in 1Q 2000, expanded to 44 offices nationally, and grew its subprime originations

•                  October 2003 – Launched securitization program with $489 million FMIC 2003-1

•                  November 2003 – Raised $707 million of equity in a REIT 144A offering, generating $467 million in tangible equity after redemption of initial venture investors

•                  February 2005 – Listed on NASDAQ: Ticker – FICC

•                  February 2006 – Completed sale of FMC’s wholesale conforming division and a number of conforming retail offices

•                  March 2006 Built $5.5 billion portfolio, executed ten securitizations, Bloomberg Ticker – FMIC

•                  Not a new company

•                  10+ years of operating experience, originating $29 billion during this period

•                  Sold whole loans exclusively until launch of securitization program in 2003

[CHART]

Business Summary

•                  Fieldstone Investment Corporation: (NASDAQ: FICC): REIT

•                  Built a portfolio of non-conforming loans on-balance sheet:

•                  $5.5 billion at March 31, 2006 with an average FICO of 648

•                  Issued $8.5 billion of MBS to match-fund portfolio for life of loans

•                  Paid $2.03 of pre-tax dividends to shareholders for 2005

•                  1Q 2006 dividend of $.48 per share

•                  Fieldstone Mortgage Company: Taxable REIT Subsidiary

•                  Perform loan origination and underwriting

•                  $5.9 billion of non-conforming loans in 2005; $1.0 billion through 1Q 2006

•                  Opened 2 regional non-conforming operation centers in 2005

•                  Manage the quality of loans for REIT portfolio

•                  Sell non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans

•                  Interim servicer for loans held for sale

•                  Can retain any after-tax earnings from loan sales to generate capital internally

Corporate Structure and Strategy

Fieldstone Investment Corporation

Mortgage REIT on NASDAQ: FICC

•                  $5.5 billion portfolio of Fieldstone’s loans

•                  Pay dividends of portfolio earnings, pre-tax

•                  1Q ‘06 dividend of $0.48 per share

•                  Paid $3.60 per share of dividends since 2003 offering

100%  ownership

Fieldstone Mortgage Company
Taxable REIT Subsidiary

Established in 1995

•                  Originated $1.0 billion of loans by its Non-Conforming Wholesale and Retail Divisions in the first quarter of 2006

•                  85% from the Non-Conforming Wholesale Division and 15% from Retail Division

•                  For the year 2005, $6.1 billion loans were originated by its Non-Conforming Wholesale and Retail Divisions

•                  Retained 54% of non-conforming loan production for investment portfolio in 1Q of 2006

•                  Sells non-portfolio loans for cash gains on sale

•                  Provides interim servicing and initial loan set up

National Origination Franchise

[CHART]

• 64 offices in 22 states

• 276 wholesale AEs, 4,300 brokers

• 149 retail LOs

Fieldstone’s Financial Highlights

Core Earnings ($ thousands, except per share data)

	1Q 2006	4Q 2005

Net int income after provision	$24,800	$27,707

Net cash settlements received	10,264	14,101
Amortization of interest rate swap buydown payments	(867)	(531)
Core net int income after provision	34,197	41,277

Other income (excludes MTM)	350	159

Gains on sales of mtg loans, net	10,295	7,257

Total revenues	44,842	48,693

Total expenses	(33,759)	(32,820)

Core income from continuing operations before income taxes	11,083	15,873
Income tax benefit	729	1,391

Discontinued operations, net of income tax	(1,645)	162

Core net income	$10,167	$17,426

MTM gain (loss) swaps & caps	1,894	(7,172)

Amortization of interest rate swap buydown payments	867	531

Net income	$12,928	$10,785

Earnings per share (diluted)	$0.27	$0.22
Core earnings per share (diluted)	$0.21	$0.36

Book value per share	$10.65	$10.86
Core book value per share	$10.04	$10.30

Investment Portfolio Principal Balance ($ millions)

[CHART]

GAAP Revenue Components ($ thousands)*

[CHART]

*Excludes discontinued operations

Non-Conforming Hybrid ARM Mortgage - Initial Gross Interest Margin (prior to ARM re-set)

2 Year Hybrid Gross Int. Margin

[CHART]

•                  Initial Coupon on 2 year hybrid ARM mortgages will re-set after 24 months.

•                  Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR.

•                  Periodic cap of 3% on the initial rate reset, 1% each reset every six months and 6% life cap.

•        Source: Bloomberg

REIT Portfolio Strategy

Focused Strategy to Create Stable and High Yielding Cash Flows

Consistent Issuance of MBS Debt

•	FMIC 2003-1
	• Size:	$488,923,000
	• Priced:	10/3/03
	• AAA:	LIBOR + 35bps
	• BBB:	LIBOR + 325bps
•	FMIC 2004-1
	• Size:	$663,157,000
	• Priced:	2/6/04
	• AAA:	LIBOR + 31bps
	• BBB:	LIBOR + 180bps
•	FMIC 2004-2
	• Size:	$857,120,000
	• Priced:	4/16/04
	• AAA:	LIBOR +25bps
	• BBB:	LIBOR +215bps
•	FMIC 2004-3
	• Size:	$986,500,000
	• Priced:	6/23/04
	• AAA:	LIBOR + 30bps
	• BBB:	LIBOR + 215bps
•	FMIC 2004-4
	• Size:	$874,308,000
	• Priced:	9/27/04
	• AAA:	LIBOR + 33bps
	• BBB:	LIBOR + 170bps
•	FMIC 2004-5
	• Size:	$892,350,000
	• Priced:	11/10/04
	• AAA:	LIBOR + 34bps
	• BBB:	LIBOR + 185bps
•	FMIC 2005-1
	• Size:	$743,625,000
	• Priced:	2/14/05
	• AAA:	LIBOR + 23bps
	• BBB:	LIBOR + 135bps
•	FMIC 2005-2
	• Size:	$958,447,000
	• Priced:	7/15/05
	• AAA:	LIBOR + 25bps
	• BBB:	LIBOR + 135bps
•	FMIC 2005-3
	• Size:	$1,156,009,000
	• Priced:	10/28/05
	• AAA:	LIBOR +25bps
	• BBB:	LIBOR + 200bps
•	FMIC 2006-1
	• Size:	$926,936,000
	• Priced:	3/14/06
	• AAA:	LIBOR +24bps
	• BBB:	LIBOR + 230bps

Consistent Net Interest Income

•                  FMIC 2003-1 Caps at Forward LIBOR

•                  FMIC 2004-1 Swap at 1.94%

•                  FMIC 2004-2 Swap at 2.08%

•                  FMIC 2004-3 Swap at 3.29%

•                  FMIC 2004-4 Utilized Cap Corridor

•                  FMIC 2004-5 Swap at 2.89%

•                  FMIC 2005-1 Swap at 3.53%

•                  FMIC 2005-2 Swap at 3.95%

•                  FMIC 2005-3 Swap at 4.36%

•                  FMIC 2006-1 Swap at 4.79%

All of the figures are at deal inception.

•        Originate high quality non-conforming loans for REIT portfolio

•        2/28 hybrid ARMs primarily

•        648 average credit score

•        Interest Only Hybrid ARM’s fully amortize after five years

•        Higher average credit score balanced by reduced documentation and higher LTV

•        Finance portfolio with long-term securitization debt

•        On-balance sheet financing

•             No “gain on sale” non-cash gains on securitization

•        Committed financing with strong asset-liability management

•        Retain Fieldstone loans to assure quality and minimize cost basis

Warehouse and Securitization Financing

•                  Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders with $1.875 billion in lines of credit

•                  Finance retained securities with Wall Street lenders with $400 million in lines of credit.

•                  Use mortgage-backed securities (MBS) to finance REIT portfolio

• Provides long-term financing for portfolio without margin calls

• MBS market highly liquid

• Structure securitizations to cash flow NIM from month one

• Not issuing “NIM” securities

• Focus on issuing bonds rated BBB or higher

• Not reliant upon selling low rated and less liquid (BBB- or BB) bonds

• Highly efficient - weighted average bond spread of LIBOR + 32 bps on 2006-1 (to call)

[GRAPHIC]

Servicing Strategy

•                  Fieldstone performs key loan set-up and initial quality control functions on all loans

•                  Highly rated sub-servicer: JPMorgan Chase Bank

•                  Fitch:  RPS1- and RSS1- (primary subprime and special servicing, respectively)

•                  Moody’s:  SQ1 (subprime servicing)

•                  S&P: “STRONG” and on its select servicer list

•                  Wells Fargo Bank is engaged on securitizations as:

•                  Master Servicer, including Servicer Oversight

•                  Bond Administrative Agent

•                  Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

•                  Will allow focus on special servicing, loss mitigation and product refinement

•                  Source of revenue, but will increase cost of servicing, at least temporarily

FMIC Program Distinguishing Characteristics

•                  Strong servicer – JPMorgan Chase Bank, N.A. maintains the highest servicer ratings from the rating agencies

•                  Strong Master Servicer / Servicing Oversight – Wells Fargo Bank, N.A.

•                  Reduced Basis Risk

•                  Primarily hybrid ARM collateral with limited fixed rate and 2nd liens

•                  Interest rate swaps or other hedge instruments pledged to the trust during hybrid period

•                  Fieldstone aligns its interests with those of ABS investors

•                  Retains BBB-rated notes

•                  Retains full residual / “equity” in pool

•                  Funds OC up-front even though not selling NIM

•                  Treats securitization as a financing on balance sheet

II.    Product Summary

Fieldstone Portfolio as of March 31, 2006

Collateral Characteristics

Average Credit Score	648
Hybrid ARMs	94.6%
Average Current Coupon	7.3%
Average Gross Margin	5.5%
Prepayment Fee Coverage	85.9%
Full Income Documentation	45.5%
Interest Only Loans	58.6%
Purchase Transactions	60.4%
Primary Residences	95.8%
Weighted Average LTV	80.7%
- LTV>90%	4.5%
- Weighted Average CLTV	92.7%
State Concentration-California	39.8%
Average Loan Size	$188,267
-Average Property Value	$245,943
-Average Property Value-CA	$405,618

Investment Portfolio Principal Balance ($ millions)

[CHART]

Credit Score Distribution

[CHART]

Credit Risk Management – Portfolio Characteristics

Portfolio Composition by Credit Score
(as of March 31, 2006)

[CHART]

Weighted Average Credit Score: 648

Credit Risk Management

Credit Score by Income Documentation Level

1Q 2006 Non-Conforming Portfolio Originations

[CHART]

Weighted Average Credit Score: 641

Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing
(as of March 31, 2006)

[CHART]

Credit Score

Weighted Average Coupon: 7.3%

III.   Underwriting Summary

Underwriting Summary

Fieldstone’s Investigative Underwriting Process is designed to deter fraud and limit default frequency and loss severity.

•                  Full credit underwriting completed on all loans prior to funding

•                  Default Frequency control

•                  Full doc loans require execution of 4506 T

•                  Stated loans

•                  require authentication of self-employment documents (licenses, CPA letters)

•                  credit history and assets appropriate for income stated

•                  Purchase loans require 24 month chain of title to detect flip transactions

•                  Refinance transactions require written borrower benefit analysis to deter predatory lending

•                  Loans processed through Fieldscore (Fieldstone’s automated pre-qualification engine) to insure borrower is placed in an appropriate product and to reduce errors

•                  All credit reports are generated by Fieldstone. Credit reports are tri-merged credit reports containing Safescan or HAWK fraud alert, OFAC, previous employment and residence information.

•                  Loss Severity control:  Fieldstone’s Appraisal Policy

•                  Appraisal checklist completed by underwriters

•                  Appraisal validated through AVM or other review products unless completed by approved National Appraisal firm or new construction by approved national builder

•                  All desk reviews are enhanced desk reviews, with new comparable sales evaluated

•                  Field reviews required when transaction involves –

•                  seller held second

•                  non-arm’s length transactions (related-party seller)

•                  rural properties

•                  Second appraisal required when loan amounts exceed $1,000,000

•                  Appraisers checked against internal and external watch list

Controls

•                  Underwriting completed in regional offices

•                  Provides strong knowledge of local statutes

•                  Better knowledge of local real estate values

•                  Credit approval authorities are assigned to each underwriter by the Chief Credit Officer

•                  Underwriter performance tracked monthly via Underwriters’ Report Card

•                  Post closing QC completed by internal staff and third party due diligence re-verifies process

•                  Responses including corrective actions are due monthly

•                  Monthly audit findings reported to senior management

•                  6 month trending reporting to executive management

•                  Loan Origination System contains edits for internal and regulatory compliance

•                  Fieldstone does not fund Section 32, high cost or covered loans in any jurisdictions

•                  All loans processed through Clayton’s compliance software

•                  Edits created by IS, checked by compliance and 3rd party, and imbedded in LOS

•                  Exceptions rarely made for LTV/CLTV or Credit Score

•                  Common exceptions include bankruptcy/foreclosure seasoning, cash out amount and seasoning and loan amount

Income Documentation Requirements

Fieldstone Offers Five Documentation Levels. Verbal Verification of Employment Is Always Obtained by FMC Within Five Days of Closing

•                  Full Documentation

•                  Current pay stubs and most recent year’s W-2s for wage earners; two-years tax returns (business and personal) for self-employed borrowers

•                  Hourly and self-employment income is averaged, declining income not is allowed

•                  All borrowers receiving fixed income must verify all income used for qualifying

•                  24-Months’ Bank Statements (all employment types allowed)

•                  24-months’ personal bank statements allow for 100% of average deposits toward qualifying. If using business bank statements, 75% of average deposits is used for qualifying

•                  12-Months’ Bank Statements (self-employed borrowers only)

•                  Same credit for deposits as 24-months program

•                  Limited Documentation

•                  Wage Earners:  Most recent YTD pay stub required; average YTD income used to qualify; must verify two years in the same profession

•                  1099 Employees:  Most recent year’s 1099 and YTD statement of earnings required. 75% of average income used to qualify

•                  Self-Employed:  Six months of personal bank statements using 100% average deposits to qualify or six months of business bank statements using 75% of average deposits. Borrowers must provide evidence they owned and operated the business at least two years

•                  Stated Documentation

•                  Wage Earners:  Income is stated on the 1003 and file must include a written VOE from current employer that does not provide income info, but does show dates of employment, position, if employment is likely to continue and average hours worked per week. Borrower must document two years in the same profession. Income must be reasonable for borrower’s profession

•                  Self-Employed:  Income is stated on the 1003 and file must include evidence that borrower has owned and operated the business for at least two years

IV.   Fieldstone Performance

Loan Performance - Delinquencies

FMIC Static Pool Delinquency Analysis

60+ Days Delinquent (OTS Method)

[CHART]

Loan Performance – Losses

FMIC Static Pool Cumulative Loss Analysis

[CHART]

Prepayment Summary

FMIC Static Pool Prepayment Analysis

[CHART]

Appendix A: Culture & Management

Fieldstone’s Culture and Strategy

•      Each employee takes personal accountability for the success of the Team

•      Focus on long term relationships with market professionals where “value added” enables rational pricing and loan quality

•      Fully integrated originator of and investor in quality mortgage loans in a tax-advantaged structure

•      Experienced management team focused on:

•         Quality of loans and integrity of operations

•         Portfolio structured for stability in multiple rate environments

•         Long-term value

•         Efficiency of Operations

•         Customer Service

Management Experience

•                  Michael Sonnenfeld, President and Chief Executive Officer since 1995

•                  18+ years of experience in mortgage banking and mortgage securities

•                  Former Director of the Subprime Residential Mortgage Conduit of Nomura Securities Int’l

•                  Former President of Saxon Mortgage Funding and Saxon Capital Corp.

•                  Nayan Kisnadwala, EVP and Chief Financial Officer since 2006

•                  20+ years of experience in consumer and mortgage finance

•                  Former MBNA Senior Executive Vice President and CFO of the Consumer Finance and Business Lending Division, which included the mortgage business

•                  Former CFO at American Express in its Global Operations

•                  Former positions in Risk Management and Finance at Citicorp, Card Establishment Services and First Data

•                  Walter Buczynski, EVP Secondary Marketing since 2000

•                  20+ years of experience in mortgage banking

•                  Former SVP for Secondary GE Capital Mortgage Services Inc.

•                  Former EVP for Secondary Chase Mortgage Corp.

•                  Former EVP for Secondary Margarettan Mortgage Corp.

•                  John Kendall, SVP Investment Portfolio since 2004

•                  14+ years of experience in mortgage capital markets

•                  Former Director Public Fixed Income, MBS/ABS Portfolio; Northwestern Mutual Life Insurance Co.

•                  Former First Vice President, Asset Finance Group; Kidder Peabody & Co. / Paine Webber, Inc.

•                  Former Vice President, Capital Markets Group; Greenwich Capital Markets

•                  Gary Uchino, SVP and Chief Credit Officer since 1995

•                  20+ years of experience in subprime lending

•                  Former Vice President of Credit Administration – Security Pacific Financial Services

•                  Former Director of Associates of Financial Services Japan

•                  Jim Hagan, EVP Production of FMC since 1996

•                  20+ years of experience in mortgage banking

•                  Former RVP for Subprime Division of American Residential Mortgage Corp.

•                  Former Senior Vice President of Long Beach Mortgage

Appendix B: Underwriting Matrices

Product Overview

Non-Conforming Loan Program

PROGRAM	GRADING TYPE	HIGHLIGHTS	SECONDARY STRATEGY	% OF FMIT 2006-1
Wall Street 1st and 2nd Lien	Credit Score	Minimum 540 FICO Max 100% CLTV 24 mos from BK/ 36 mos from FC 1st -Max 2x30 in last 12 2nd -Max 2x30 in last 12	ARM – Securitized FRM/2nd – Sold as Whole Loans	42%
High Street 1st and 2nd Lien	Credit Score	100% Full w/580 FICO 100% Stated w/640 FICO 90% Full w/540 FICO 2nd w/580 FICO	ARM – Mainly Private Investor; Limited % Securitized FRM/2nd – Sold as Whole Loans	51%
Main Street 1st Only	Both	90% Max LTV LTV > 85% min 550 FICO	ARM – Securitized FRM – Sold as Whole Loans	7%

Fieldstone – Wall Street Matrix

Max 100% LTV

Wall Street (First Lien)

Credit Grade	Mortgage History	FICO Score	Months Since		Maximum LTV (%)
			BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	680	24	36	100	100	90	80
A	0X30	620	24	36	95	90	90	80	50
A	1X30	620	24	36	90	90	80	N/A	50
A-	0X30	600	24	36	95	90	85	70	50
A-	0X30	580	24	36	95	85	80	70	50
A-	1X30	600	24	36	90	90	N/A	N/A	50
A-	2X30	620	24	36	85	N/A	80	N/A	50

B	0X30	540	24	36	90	60	60	60	50
B	0X120	620	12	24	95	90	90	70	50
B	0X120	600	12	24	95	90	85	70	50
B	0X120	580	12	24	90	85	80	70	50

C	0X120	540	12	24	60	60	60	60	50

Max 100% CLTV

Wall Street (Second Lien)

Credit Grade	Mortgage History	FICO Score	Months Since		Maximum CLTV (%)
			BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	660	24	36	100	100	95	90	50
A	0X30	620	24	36	100	100	90	N/A	50
A	1X30	620	24	36	100	N/A	85	N/A	50
A-	2X30	620	24	36	90	N/A	85	N/A	50

*Debt Ratio exceptions of up to 55% for full doc and bank statement loans with CLTVs less than or equal to 85%. Programs allow for up to 55% maximum Debt Ratio for full documentation loans with CLTVs greater than 85% but less than or equal to 90% under the following circumstances: owner occupied, full documentation and bank statements only, minimum 640 score for primary wage earner, no 3-4 units, bankruptcies or foreclosures must have occurred a minimum of 36 months prior to loan closing, and disposable income must meet the following limits: gross disposable income of $3,000 or net disposable of $600 for first family member and $250 for each family member thereafter.

Fieldstone – High Street Matrix

Max 100% LTV

High Street (First Lien)

Credit Grade	Mortgage History	FICO Score	Months Since		Maximum LTV (%)
			BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	640	24	36	100	100	90	N/A	50
		620	24	36	100	90	N/A	N/A	50
A	1X30	660	24	36	100	100	90	N/A	50
		620	24	36	100	90	N/A	N/A	50
A-	1X30	600	24	36	100	N/A	N/A	N/A	50
		580	24	36	95	N/A	N/A	N/A	50
		540	24	36	90	N/A	N/A	N/A	50
A-	2X30	580	24	24	90	N/A	N/A	N/A	50
		520	24	24	85	N/A	N/A	N/A	50
B	3X30	600	24	24	90	85	N/A	N/A	50
B	3X30	580	24	24	85	N/A	N/A	N/A	50
B	3X30	540	24	24	85	N/A	N/A	N/A	50
B	3X30	520	24	24	80	N/A	N/A	N/A	50
B	1X60	640	18	18	85	75	N/A	N/A	50
B	1X60	600	18	18	85	70	N/A	N/A	50
B	1X60	520	18	18	80	N/A	N/A	N/A	50
C	2X60	640	12	12	80	65	N/A	N/A	50
C	2X60	520	12	12	80	N/A	N/A	N/A	50

Max 100% CLTV

High Street (Second Lien)

Credit Grade	Mortgage History	FICO Score	Months Since		Maximum CLTV (%)
			BK	FC	Full Doc O/O	Stated O/O	Debt Ratio*
A	0X30	640	24	36	100	100	50
		620	24	36	100	N/A	50
A	1X30	660	24	36	100	100	50
		620	24	36	100	N/A	50
A-	1X30	600	24	36	100	N/A	50
		580	24	36	90	N/A	50
A-	2X30	580	24	24	90	N/A	50
B	3X30	600	24	24	90	N/A	50

*Debt Ratio Exceptions to 55% are allowed under the following circumstances: DTI > 50% require Gross disposable income of $3,000

Fieldstone – Main Street Matrix

Main Street (First Lien)

Credit Grade	Mortgage History	Conusmer Credtit	Months Since		Maximum CLTV (%)
			BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	1X30	30’s, No 60’s	24	24	90	80	85	**	50
A-	3X30	30’s, Isolated 60’s	24	24	90	80	80	**	50
B	1X60	60’s, Isolated 90’s	18	18	85	75	75	**	50
C	1X90	90’s Isolated 120’s	12	12	80	70	70	**	50
D	No NOD	500 Score	<12	<12	70	**	**	**	50

* Debt Ratio exceptions of up to 55% for full doc and bank statement loans with CLTVs less than or equal to 85%. Programs allow for up to 55% maximum Debt Ratio for full documentation loans with CLTVs greater than 85% but less than or equal to 90% under the following circumstances: owner occupied, full documentation and bank statements only, minimum 640 score for primary wage earner, no 3-4 units, bankruptcies or foreclosures must have occurred a minimum of 36 months prior to loan closing, and disposable income must meet the following limits: gross disposable income of $3,000 or net disposable of $600 for first family member and $250 for each family member thereafter.

Appendix C: Interest Only Loans

Interest Only Loans

•                  After an interest only period, IO loans fully amortize to maturity and borrowers’ payments increase to include principal in addition to interest

•                  No principal is scheduled to amortize or be repaid for an initial agreed period

•                  The borrower pays simple interest on the original loan balance until amortization commences

•                  Fieldstone’s Interest Only periods are five years; the IO period in the market generally varies from 2 to 10 years

•                  IO loans appeal to payment sensitive, purchase money borrowers, often in housing markets that have witnessed significant home price appreciation

•                  A 5 year IO term introduces the additional payment shock to the hybrid borrower well after they have weathered prior payment changes related to rate resets when the payment change matters little from a present value perspective and is smaller in inflation-adjusted terms

•                  Payment changes related to the initial hybrid ARM rate reset and the commencement of principal amortization are staggered in order to avoid multiple simultaneous payment shocks to the borrower

•                  A 2 year IO term exacerbates inherent payment shock at rate reset and will likely increase post reset defaults

•                  Refinancing alternatives for IO hybrid borrowers will include Fixed Rate Mortgages, teased Hybrids and teased Short Reset ARMS

Interest Only Loan Characteristics vs. Non-IO loans on FMIC 2006-1

	IO	NON-IO	TOTAL
Avg Balance	$281,921	$145,526	$196,681
Coupon*	7.62%	8.34%	7.95%
Margin*	5.93%	5.78%	5.86%
FICO*	666	619	644
FICO < 550*	0.00%	7.90%	3.65%
FICO < 600*	3.40%	40.52%	20.56%
FICO < 700*	78.81%	92.00%	84.91%
LTV*	81.65%	78.33%	80.12%
DTI*	43.93%	41.15%	42.65%
Full Doc	32.52%	56.97%	43.82%
Purchase	66.71%	53.58%	60.64%
Owner Occupied	99.10%	97.60%	98.41%

*Weighted Averages

FIC Portfolio Experience:  IO vs. Non-IO 60+ Day Delinquencies Average IO 60+ Day Delinquencies Lower than Non-IO for each FICO Quartile

1st Quartile (FICO 500 – 599)	2nd Quartile (FICO 600 – 644)

[CHART]	[CHART]

3rd Quartile (FICO 645 – 684)	4th Quartile (FICO 685 – 800)

[CHART]	[CHART]

Appendix D: Regulation G Reconciliations

Securitization Program Update

May 2006

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